PROVISIONS (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018		Dec. 31, 2017		Dec. 31, 2016
Analysis of provision for onerous contracts:
At beginning of the year	$ 1,270	[1]	$ 8,697
Released to profit or loss	(458)		(7,427)		$ 3,821
At the end of the financial year	$ 813	[1]	$ 1,270	[1]	$ 8,697

[1]	Provision for onerous contracts represents the present value of the future charter payments that the Group is presently obligated to make under non-cancellable onerous operating charter agreements and contracts of affreightment, less charter revenue expected to be earned on the charter. The estimate may vary as a result of changes to ship running costs and charter and freight revenue. The rate used to discount the future charter payments is 8.33% (2017: 7.55%).